SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS OF THE LISTED FUND

Deutsche Global Infrastructure Fund

The following information replaces similar disclosure under the “Management Fee” sub‐heading of the “WHO MANAGES AND OVERSEES THE FUNDS” section of the fund’s prospectus:

Effective October 1, 2014, Deutsche Global Infrastructure Fund pays the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.900% to $2.0 billion of the fund’s average daily net assets, 0.875% on the next $2.0 billion, 0.825% on the next $2.0 billion, and 0.775% thereafter.

Please Retain This Supplement for Future Reference

September 10, 2014
PROSTKR‐430